Hodges Fund
                  Supplement to Prospectus dated August 1, 1995

The disclosure under the caption "How to Invest in the Fund" and "How to Redeem an Investment in the Fund" in the Fund's prospectus dated August 1, 1995 is supplemented by the following information. Shareholders should review those portions of the prospectus for a complete discussion regarding purchases and redemptions of fund shares.

Effective March 8, 1996, Star Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202 will serve as Custodian of the Fund's assets and American Data Services, Inc., 24 West Carver St., Huntington, NY 11743 will serve as the Fund's Transfer and Shareholder Service Agent.

Shareholders should direct correspondence and inquiries as follows:

INVESTMENTS

BY MAIL: Initial and subsequent investments should be sent to Hodges Fund, P.O. Box 856, Cincinnati, OH 45264-0856.

BY WIRE: It is necessary to notify the Fund prior to each wire purchase. Wires sent without notifying the Fund will result in a delay of the effective date of your purchase.

Shareholders should instruct their bank to wire funds as follows:

Star Bank, N.A.  Cinti/Trust
ABA #0420-0001-3
Attn:  Hodges Fund
DDA # 483897948
Account name (shareholder name)
Shareholder account number

BY COURIER: All investments sent by overnight or other courier services should be sent to Hodges Fund, c/o Star Bank, N.A., 425 Walnut Street, Mutual Fund Custody Dept. M.L. 6118, Cincinnati, OH 45202.

REDEMPTIONS:

DIRECT REDEMPTION: Requests for redemption of fund shares should be mailed to Hodges Fund, 24 West Carver St., Huntington, NY 11743.

TELEPHONE REDEMPTION: If you have completed the Redemption by Telephone portion of the Fund's account application you may redeem shares on any business day the New York Stock Exchange is open by calling the Transfer Agent at 1-800-385-7003 before 4:00 p.m. Eastern time.

All other shareholder account questions should be directed to 1-800-385-7003.

The disclosure under the caption "Management of the Fund" in the Prospectus is revised as follows:

Effective March 8, 1996, Investment Company Administration Corporation ("ICAC") will act as the Fund's Administrative Manager under substantially the same terms and conditions as in the previous management agreement with Southampton Investment Management Company. ICAC and Southampton have the same officers, directors and employees. Under the current arrangement with Southampton, a monthly fee is paid at the annual rate of 0.25% of average net assets or $30,000, whichever is greater. Under the agreement with ICAC, a monthly fee will be paid by the Fund to ICAC at the following annual rate:

Average net assets of each Fund             Fee or fee rate
-------------------------------             ---------------
Under $15 million                           $30,000
$15 to $50 million                          0.20% of average net assets
$50 to $100 million                         0.15% of average net assets
$100 million to $150 million                0.10% of average net assets
Over $150 million                           0.05% of average net assets


March 8, 1996

                                  HODGES FUND

                       2311 Cedar Springs Road, Suite 100
                               Dallas, Texas 75201
                                 (800) 388-8518

      The HODGES FUND (the "Fund") is a mutual fund with the investment objective of seeking long-term capital appreciation. The Fund seeks to achieve its objective by investing principally in common stocks. Hodges Capital Management, Inc. (the "Advisor"), serves as investment advisor to the Fund.

      This  Prospectus  sets  forth  basic   information  about  the  Fund  that
prospective investors should know before investing. It should be read and retained for future reference. The Fund is a series of Professionally Managed Portfolios. A Statement of Additional Information dated August 1, 1995, as may be amended from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement of Additional Information is available without charge upon request to the Fund at the address or telephone number given above.

                                TABLE OF CONTENTS

      Expense Table........................................................    2
      Financial Highlights.................................................    3
      Objective and Investment Approach of the Fund........................    4
      Management of the Fund...............................................    7
      How To Invest in the Fund............................................    8
      How To Redeem an Investment in the Fund..............................   10
      Services Available to the Fund's Shareholders........................   12
      How the Fund's Per Share Value Is Determined.........................   13
      Distribution and Taxes...............................................   13
      General Information..................................................   14

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         Prospectus dated August 1, 1995

      The HODGES FUND (the "Fund") is a non-diversified series of Professionally Managed Portfolios (the "Trust"), an open-end management investment company offering redeemable shares of beneficial interest. Shares may be purchased at a public offering price which includes a maximum sales charge of 2.50% of the offering price, or less depending on the amount invested. The minimum initial investment is $2,500, with subsequent investments of $100 or more ($1,000 and $100, respectively, for retirement plans and Uniform Gift to Minors Act accounts). The Fund has adopted a plan of distribution under which the Fund will pay the Distributor a fee at an annual rate of up to .50% of the Fund's net assets. A long-term shareholder may pay more, directly and indirectly, in sales charges and such fees than the maximum sales charge permitted under the rules of the National Association of Securities Dealers. Shares will be redeemed at net asset value per share.

                                  EXPENSE TABLE

      Expenses are one of several factors to consider when investing in the Fund. The purpose of the following fee table is to provide an understanding of the various costs and expenses which may be borne directly or indirectly by an investment in the Fund.
Actual expenses may be more or less than those shown.

         Shareholder Transaction Expenses
         Maximum Sales Load Imposed on Purchases.......................    2.50%
         Maximum Sales Load Imposed on Reinvested Dividends............    None
         Deferred Sales Load...........................................    None
         Redemption Fees...............................................    None
         Exchange Fee..................................................    None

         Annual Fund Operating Expenses
            (As a percentage of average net assets)

         Investment Advisory Fees......................................    0.85%
         12b-1 Fees....................................................    0.50%
         Fee to Manager................................................    0.25%
         Other Expenses................................................    0.71%
--------------------------------------------------------------------------------
         Total Fund Operating Expenses.................................    2.31%
================================================================================

Example                                         1 Year  3 Years 5 Years 10 Years
     This   table    illustrates    the   net
     transaction and operating  expenses that
     would be  incurred by an  investment  in
     the Fund  over  different  time  periods
     assuming  a  $1,000  investment,   a  5%
     annual return, and redemption at the end
     of:.....................................    $48      $95     $145    $283

      The Example shown above should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. In addition, federal regulations require the Example to assume a 5% annual return, but the Fund's actual return may be higher or lower. See "Management of the Fund" on page 7.

                              FINANCIAL HIGHLIGHTS
                 For a share outstanding throughout each period.

      The following information has been audited by Tait, Weller & Baker, independent accountants, whose unqualified report covering the periods indicated below is incorporated by reference herein and appears in the annual report to shareholders. This information should be read in conjunction with the financial statements and accompanying notes which appear in the Statement of Additional Information. Further information about the Fund's performance is contained in its annual report to shareholders, which may be obtained without charge by writing or calling the address or telephone number on the Prospectus cover.
--------------------------------------------------------------------------------
                                                                        Oct. 9,
                                                    Year       Year      1992*
                                                    Ended      Ended    through
                                                  March 31,  March 31, March 31,
                                                    1995       1994      1993
--------------------------------------------------------------------------------
Net asset value, beginning of period ............. $10.80     $11.78    $10.25
Income from investment operations:
 Net investment (loss) income ....................   (.08)      (.03)      .02
 Net realized and unrealized gain on investments .   1.09        .07      1.51
                                                   ------     ------    ------
Total from investment operations..................   1.01        .04      1.53
                                                   ------     ------    ------
Less distributions:
      Dividends from net investment income........    -0-       (.01)      -0-
      Distributions from net capital gains .......   (.26)     (1.01)      -0-
                                                   ------     ------    ------
Total distributions...............................   (.26)     (1.02)      -0-
                                                   ------     ------    ------
Net asset value, end of period ................... $11.55     $10.80    $11.78
                                                   ------     ------    ------

Total return .....................................   9.60%      0.22%    25.59%+

Ratios/supplemental data:
Net assets, end of period (millions)..............  $9.3      $ 8.5     $ 6.9
Ratio of expenses to average net assets:
      Before expense reimbursement ...............   2.31%      2.63%     2.17%+
      After expense reimbursement.................   2.31%      2.07%     2.17%+
Ratio of net investment (loss) income to
average net assets:
      Before expense reimbursement ...............  (0.75%)    (0.84%)    0.41%+
      After expense reimbursement ................  (0.75%)    (0.29%)    0.41%+

Portfolio turnover rate ..........................  73.65%    192.03%    26.23%

*Commencement of operations.

+Annualized.

                  OBJECTIVE AND INVESTMENT APPROACH OF THE FUND

      The investment objective of the Fund is capital appreciation. The primary approach of the Fund is to seek investments which the Advisor believes to be attractive investments with capital appreciation potential on an individual issuer basis. There is, of course, no assurance that the Fund's objective will be achieved, and the Fund's net asset value per share will fluctuate as the market value of its investment portfolio fluctuates.

      Investment Approach and Risk Considerations. The Fund emphasizes the purchase of common stocks of both domestic and foreign companies (U.S. dollar denominated) with rapidly growing earnings per share, other companies whose earnings growth is slower but which appear to have a predictable track record and are undervalued by other criteria of their fundamental net worth in the opinion of the Advisor, as well as companies whose shares are out of favor, but appear to have good prospects for a turnaround. The Fund also will invest in low-priced common stocks that the Advisor believes have appreciation potential that could be substantial. Although not an objective of the Fund, growth in income may accompany growth of capital, and the Fund may invest in some moderate growth stocks whose shares offer a high dividend yield.

      Some of the companies in the Fund's portfolio may be unseasoned, although others may be well-known and established. Many of the companies in the Fund's portfolio will have a small capitalization (i.e., less than $500 million). The volatility of its investment portfolio is likely to be greater than that of the Standard & Poor's 500 Stock Index.

      The Fund may invest in securities of unseasoned companies. The Advisor regards a company as unseasoned when, for example, it is relatively new to or not yet well established in its primary line of business. Such companies are generally smaller and younger than companies whose shares are traded on the major stock exchanges. Accordingly, their shares are often traded over-the-counter and their share prices may be more volatile than those of larger, exchange listed companies. Developments such as new or improved products and methods may have a substantial impact on the earnings and revenues of these companies, and such positive and negative developments can result in a correspondingly positive or negative impact on the value of their shares. Such companies also may be more dependent on key personnel and may have more limited financing resources. For these reasons, the net asset value per share of the Fund may fluctuate substantially, and the Fund may not be appropriate for short-term investors.

      The Fund invests principally in common stocks, and under normal market conditions, at least 55% of the value of its total assets will be invested in common stocks selected for their growth potential. The Fund's investments may also include preferred stocks, warrants, convertible debt obligations and other debt obligations that, in the Advisor's opinion, offer the possibility of capital growth.

      During those times when equity securities cannot be found that meet the Advisor's investment criteria, for temporary defensive purposes or pending longer-term investment, the Fund may invest any amount of its assets in short-term money market instruments, including securities issued by the U.S. Government, its agencies and instrumentalities or other such instruments rated in the top two grades by Moody's Investors Service or Standard & Poor's, Corporation or, if unrated, instruments deemed to be of comparable quality by the Fund's Advisor.

      The Fund may also invest in securities of foreign companies (U.S. dollar denominated), and special situations. Such securities often involve greater risks than investments in more established domestic companies, primarily because they may be more likely to experience unexpected fluctuations in price. See below for a further discussion of the policies regarding investments in foreign companies, and special situations. Because prices of common stocks and other securities fluctuate, the value of an investment in the Fund will vary, as the market value of its investment portfolio changes.

      Repurchase Agreements. The Fund may enter into repurchase agreements in order to earn additional income on available cash, or as a defensive investment in periods when the Fund is primarily in short-term maturities. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government security (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation and the most creditworthy registered securities dealers pursuant to procedures adopted and regularly reviewed by the Trust's Board of Trustees. The Advisor monitors the creditworthiness of the banks and securities dealers with whom the Fund engages in repurchase transactions, and the Fund will not invest more than 15% of its total assets in illiquid securities, including repurchase agreements maturing in more than seven days.

      Illiquid and Restricted Securities. The Fund may not invest more than 15% of its net assets in illiquid securities, including (i) securities for which there is no readily available market; (ii) securities the disposition of which would be subject to legal restrictions (so-called "restricted securities"); and
(iii) repurchase agreements having more than seven days to maturity. A considerable period of time may elapse between the Fund's decision to dispose of such securities and the time when the Fund is able to dispose of them, during which time the value of the securities could decline. Restricted securities do not include those which meet the requirements of Securities Act Rule 144A and which the Trustees have determined to be liquid based on the applicable trading markets.

      Foreign Securities. The Fund may invest up to 10% of its assets in U.S. dollar denominated securities of foreign issuers. There may be less publicly available information about these issuers than is available about companies in the U.S. and foreign auditing requirements may not be comparable to those in the U.S. In addition, the value of the foreign securities may be adversely affected by movements in the exchange rates between foreign currencies and the U.S. dollar, as well as other political and economic developments, including the possibility of expropriation, confiscatory taxation, exchange controls or other foreign governmental restrictions. The Fund may also invest in American
Depositary Receipts with respect to foreign companies which are listed and traded on a domestic national securities exchange.

      Short Sales. The Fund may engage in short sales of securities, provided the securities are fully listed on a national securities exchange. In a short sale, the Fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund may also have to pay a premium which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

      The Fund also must deposit in a segregated account an amount of cash or U.S. Government Securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain daily the segregated account at such a level that

(1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

      The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased and the amount of any loss will be increased by any interest the Fund may be required to pay in connection with a short sale.

      The dollar amount of short sales at any one time (not including short sales against the box) may not exceed 25% of the net equity of the Fund, and it is expected that normally the dollar amount of such sales will not exceed 10% of the net equity of the Fund. The value of securities of any one issuer in which the Fund is short may not exceed the lesser of 2% of the value of the Fund's net assets or 2% of the securities of any class of any issuer.

      A short sale is "against-the-box" if at all times when the short position is open the Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Such a transaction serves to defer a gain or loss for federal income tax purposes.

      Special Situations. As a matter of operating policy, the Fund may invest in special situations which the Advisor believes present opportunities for capital growth. A special situation arises when, in the opinion of the Advisor, the securities of a particular company will, within a reasonable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, the following: liquidations, reorganizations, recapitalizations, mergers or tender offers; material litigation or resolution thereof; technological breakthroughs; and new management or management policies. Investments by the Fund in special situations may not exceed 30% of the Fund's total assets.

      Options Transactions. The Fund may write (sell) covered call options on individual securities and on stock indices and engage in related closing transactions. A covered call option on a security is an agreement by the Fund in exchange for a premium, to sell a particular portfolio security if the option is exercised at a specified price or before a set date. An option on a stock index gives the option holder the right to receive, upon exercising the option, a cash settlement amount based on the difference between the exercise price and the value of the underlying stock index. Risks associated with writing covered options include the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement. The Fund may also purchase call options in closing transactions. There is no assurance of liquidity in the secondary market for purposes of closing out covered call option positions.

      The Fund may purchase put and call options on stock indices for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund's securities or securities the Fund intends to buy. The Fund may also sell put and call options in closing transactions.

      Portfolio Turnover. The annual rate of portfolio turnover is anticipated to approximate 150%, although in unusual circumstances it could exceed this amount. In general, the Advisor will not consider the rate of portfolio turnover to be a limiting factor in determining when or whether to purchase or sell securities in order to achieve the Fund's objective. Although the Fund anticipates that it will be able to effect transactions at discounted brokerage commission rates or spreads, high portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund, and may increase realized capital gains which are taxable to Fund shareholders when distributed.

      Non-Diversification. The Fund is a non-diversified investment company portfolio, which means that the Fund is required to comply only with the diversification requirements of the Internal Revenue Code of 198C (The "Code") so that the Fund will not be subject to U.S. taxes on its net investment income. These provisions, among others, require that at the end of each calendar quarter, (1) not more than 25% of the value of the Fund's total assets can be invested in the securities of a single issuer, and (2) with respect to 50% of the value of the Fund's total assets, no more than 5% of the value of its total assets can be invested in the securities of a single issuer and the Fund may not own more than 10% of the outstanding voting securities of a single issuer.

      Since the Fund, as a non-diversified investment company portfolio, could invest in a smaller number of individual issuers than a diversified investment company, the value of the Fund's investments could be more affected by any single adverse occurrence than would the value of the investments of a diversified investment company. However, it is the policy of the Fund to attempt to reduce its overall exposure to risk from declines in individual securities by spreading its investments over many different companies and a variety of industries.

      The Fund has adopted certain investment restrictions, which are described fully in the Statement of Additional Information. One of these restrictions states that the Fund may borrow money only from banks for temporary or emergency purposes in amounts not to exceed 10% of the Fund's assets, and that additional investments may not be made while any such borrowings are in excess of 5% of the Fund's assets. Like the Fund's investment objective, certain of these restrictions are fundamental and may be changed only by a majority vote of the Fund's outstanding shares.

                             MANAGEMENT OF THE FUND

      The Board of Trustees of the Trust establishes the Fund's policies and supervises and reviews the management of the Fund. Hodges Capital Management, Inc., 2311 Cedar Springs Road, Suite 100, Dallas, Texas 75201, the Fund's Advisor, has been in the investment advisory business since 1989. Mr. Don W.
Hodges manages the Fund's investment portfolio. The Advisor is owned by First Dallas Holding, Inc., a corporation controlled by Mr. Hodges. Mr. Hodges has over 30 years of experience in the securities brokerage industry and previously served as President of a large regional brokerage firm.

      The Advisor provides the fund with advice on buying and selling securities, manages the investment of the Fund, furnishes the Fund with office space and certain administrative services, and provides most of the personnel needed by the Fund. As compensation, the Fund pays the Advisor a monthly investment advisory fee (accrued daily) based upon the average daily net assets of the Fund at the rate of 0.85% annually.

      Southhampton Investment Management Company (the "Manager") acts as the Fund's Manager. The Manager prepares various federal and state regulatory filings, reports and returns for the Fund, prepares reports and materials to be supplied to the trustees, monitors the activities of the Fund's custodian, transfer agent and accountants, and coordinates the preparation and payment of the Fund expenses and reviews the Fund's expense accruals. For its services, the Manager receives an annual fee equal to the greater of 0.25 of 1% of the Fund's average daily net assets or $30,000.

      The Fund is responsible for its own operating expenses. At times the Advisor may waive a portion of its fee, and the Advisor also may reimburse additional amounts to the Fund at any time in order to reduce the Fund's expenses, or to the extent required by applicable securities laws. To the extent the Advisor performs a service for which the Fund is obligated to pay, the Fund shall reimburse the Advisor for its costs incurred in rendering such service.

      The Advisor considers a number of factors in determining which brokers or dealers to use for the Fund's portfolio transactions. While these ate more fully discussed in the Statement of Additional Information, the factors include, but are not limited to, the reasonableness of commissions, quality of services and execution, and the availability of research which the Advisor may lawfully and appropriately use in its investment management and advisory capacities. Provided the Fund receives prompt execution at competitive prices, the Advisor may also consider the sale of Fund shares as a factor in selecting broker-dealers for the Fund's portfolio transactions. Subject to overall requirements of obtaining the best combination of price and execution on a particular transaction, the Fund may place portfolio transactions through the Distributor, which is an affiliate of the Advisor, in accord with procedures adopted by the Board of Trustees pursuant to the requirements of the Investment Company Act of 1940 (The "1940 Act").

                            HOW TO INVEST IN THE FUND

      The minimum initial investment is $2,500. Subsequent investments must be at least $100. Investments in retirement plans and Uniform Gifts and Transfer accounts may be for minimums of $1,000 and $100, respectively. First Dallas
Securities, Inc., 2311 Cedar Springs Road, Dallas, Texas 75201 (the "Distributor"), an affiliate of the Advisor, acts as Distributor and may, at its discretion, waive the minimum investment requirements. Shares of the Fund are offered continuously for purchase at the public offering price next determined after a purchase order is received. The public offering price is effective for orders received by the Fund or investment dealers prior to the time of the next determination of the Fund's net asset value and, in the case of orders placed with dealers, transmitted promptly to the Transfer Agent. Orders received after the time of the next determination of the applicable Fund's net asset value will be entered at the next calculated public offering price.

      The public offering price per share is equal to the net asset value per share, plus a sales charge, which is reduced on purchases involving amounts of $25,000 or more, as set forth in the table below. The reduced sales charges apply to quantity purchases made at one time by a "person," which means (i) an individual, (ii) members of a family (i.e., an individual, spouse children under age 21), or (iii) a trustee or fiduciary of a single trust estate or a single fiduciary account. In addition, purchases of shares made during a thirteen month period pursuant to a written Letter of Intent are eligible for a reduced sales charge. Reduced sales charges are also applicable to subsequent purchases by a "person," based on the aggregate of the amount being purchased and the value, at offering price, of shares owned at the time of investment.

                                  Sales Charge as percent of:  Portion of sales
                                    offering      net asset    charge retained
Amount of Purchase                    price         value        by dealers
------------------                   -------       -------       ----------
Less than $25,000...................  2.50%         2.56%           2.00%
$25,000 but less than $200,000......  2.00%         2.04%           1.60%
$200,000 but less than $350,000.....  1.50%         1.52%           1.20%
$350,000 but less than $500,000.....  1.00%         1.01%           0.80%
$500,000 but less than $1,500,000...  0.75%         0.76%           0.60%
$1,500,000 but less than $3,000,000.  0.60%         0.60%           0.48%
$3,000,000 or more..................  0.30%         0.30%           0.24%

Purchase Order Placed with Investment Dealers

      Dealers who have a sales agreement with the Distributor may place orders for shares of the Fund on behalf of clients at the offering price next determined after receipt of the client's order by calling the Distributor. If the order is placed by the client with the dealer by 4:00 p.m. Eastern time and forwarded to the Transfer Agent any day that the New York Stock Exchange is open for trading, it will be confirmed at the applicable offering price on that day. The dealer is responsible for placing orders promptly with the Transfer Agent and for forwarding payment within five business days.

Purchase Sent to the Transfer Agent

      Investors may purchase shares by sending an Application Form directly to the Transfer Agent, with payment made either by check or by wire.

      By check. For initial investments, complete the Fund's Account Application (included with this Prospectus). Make your check payable to "Hodges Fund." Mail or deliver the completed Account Application and your check to the Fund's Transfer Agent: The Provident Bank, Mutual Fund Services, P.O. Box 14967, Cincinnati, OH 45250-0967.

      For subsequent investments, detach and complete the stub attached to an account statement you have received from the Transfer Agent. Make your check payable to "Hodges Fund." Write your shareholder account number on the check. Mail or deliver the check and reinvestment form to the Provident Bank in the envelope provided or send to the Bank at the address indicated above.

      By wire. For initial investments, before wiring funds, call the Transfer Agent at (800) 424-2295 to advise the Transfer Agent that you intend to make an initial investment by wire and to receive an account number. Provide the Transfer Agent with your name, and the dollar amount to be invested. Complete the Fund's Account Application (included with this Prospectus). Be sure to include the date and the order confirmation number. Mail or deliver the completed Application to the appropriate address shown at the top of the Account Application. Request your bank to transmit immediately available funds by wire for purchase of shares in your name to the Fund's Custodian, as follows:

      Provident Bank
      Attn: Mutual Fund Services
      ABA Routing Number: 042-000-424
      for further credit to Hodges Fund
      Account Number [Name of Shareholder]

      For subsequent investments, instruct your bank to wire funds as indicated above. It is not necessary to contact the Transfer Agent prior to making subsequent investments by wire. It is essential that complete information regarding your account be included in all wire instructions in order to facilitate prompt and accurate handling of investments. Investors may obtain further information about remitting funds in this manner from the Transfer Agent and should obtain from their own banks information about any fees that may be imposed.

Purchase at Net Asset Value

      Shares of the Fund may be purchased at net asset value by officers, trustees, directors and full time employees of the Trust, the Advisor, the Manager, the Distributor and affiliates of such companies, by their family members, registered representatives and employees of firms which have sales agreements with the Distributor and by such other persons who are determined by the Board of Trustees to have acquired shares under circumstances not involving any sales expense to the Fund or Distributor.

      Investors may purchase shares of the Fund at net asset value to the extent that the investment represents the proceeds from the redemption, within the previous sixty days, of shares (the purchase price of which included a sales charge) of another mutual fund. When making a purchase at net asset value pursuant to this provision, the investor should forward to the Transfer Agent either (i) the redemption check representing the proceeds of the shares redeemed, endorsed to the order of Hodges Fund, or (ii) a copy of the confirmation from the other fund, showing the redemption transaction.

General

      Investors will not be permitted to redeem any shares purchased with an initial investment made by wire until one business day after the completed Account Application is received by the Fund. All investments must be made in U.S. dollars and, to avoid fees and delays, checks should be drawn only on U.S. banks and should not be made by third party check. A charge may be imposed if any check used for investment does not clear. The Fund and the Distributor reserve the right to reject any purchase order in whole or in part.

      If an order, together with payment in proper form, is received by the Transfer Agent by the close of trading on the New York Stock Exchange (currently 4:00 p.m., New York City time), Fund shares will be purchased at the offering price determined as of the close of trading on that day. Otherwise, Fund shares will be purchased at the offering price determined as of the close of trading on the New York Stock Exchange on the next business day.

      Federal tax regulations require that investors provide a certified Taxpayer Identification Number and certain other required certifications upon opening or reopening an account in order to avoid backup withholding of taxes at the rate of 31% on taxable distributions and proceeds of in order to avoid backup withholding of taxes at the rate of 31% on taxable distributions and proceeds of redemptions. (See the Fund's Account Application for further information concerning this requirement.) The Fund is not required to issue share certificates. All shares are normally held in non-certificated form registered on the books of the Fund and the Fund's Transfer Agent for the account of the shareholder.

                     HOW TO REDEEM AN INVESTMENT IN THE FUND

      A shareholder has the right to have the Fund redeem all or any portion of his outstanding shares at their current net asset value on each day the New York Stock Exchange is open for trading. The redemption price is the net asset value per share next determined after the shares are validly tendered for redemption.

Direct Redemption

      A written request for redemption must be received by the Fund's Transfer Agent in order to constitute a valid tender for redemption. To protect the Fund and its shareholders, a signature guarantee is required for certain transactions, including redemptions. Signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" as defined in the federal securities laws; these institutions include banks, broker-dealers, credit unions and savings institutions. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. A notary public is not an acceptable guarantor.

Telephone Redemption.

      Shareholders who complete the Redemption by Telephone portion of the Fund's Account Application may redeem shares on any business day the New York Stock Exchange is open by calling the Fund's Transfer Agent at (800) 424-2295 before 4:00 p.m. Eastern time. Redemption proceeds will be mailed or wired at the shareholder's direction the next business day to the predesignated account. The minimum amount that may be wired is $1,000 (wire charges, if any, will be deducted from redemption proceeds).

      By establishing telephone redemption privileges, a shareholder authorizes the Fund and its Transfer Agent to act upon the instruction of any person by telephone to redeem from the account for which such service has been authorized and transfer the proceeds to the bank account designated in the Authorization. The Fund and the Transfer Agent will use procedures to confirm that redemption instructions received by telephone are genuine, including recording of telephone instructions and requiring a form of personal indentification before acting on such instructions. Neither the Fund nor the Transfer Agent will be liable for any loss, expense, or cost arising out of any telephone redemption request, including any fraudulent or unauthorized requests that are reasonably believed to be genuine, provided that such procedures are followed. The Fund may change, modify, or terminate these privileges at any time upon at least 60 days' notice to shareholders.

      Shareholders may request telephone redemption after an account is opened; however, the authorization form will require a separate signature guarantee. Shareholders may experience delays in exercising telephone redemption during periods of abnormal market activity.

General

      Payment of the redemption proceeds will be made promptly, but not later than seven days after the receipt of all documents in proper form, including a written redemption order with appropriate signature guarantee in cases where telephone redemption privileges are not being utilized. The Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the Securities and Exchange Commission. In the case of shares purchased by check and redeemed shortly after purchase, the Fund will not mail redemption proceeds until it has been notified that the check used for the purchase has been collected, which may take up to 15 days from the purchase date. To minimize or avoid such delay, investors may purchase shares by certified check or federal funds wire. A redemption may result in recognition of a gain or loss for Federal income tax purposes.

      Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account, other than retirement plan or Uniform Gifts/Transfer to Minors Act accounts, if at any time, due to redemptions by the shareholder, the total value of a shareholder's account does not equal at least $1,500. If the Fund determines to make such an involuntary redemption, the shareholder will first be notified that the value of his account is less than $1,500 and will be allowed 30 days to make an additional investment to bring the value of his account to at least $1,500 before the Fund takes any action.

Distribution Agreement

      The Distributor is the principal underwriter of shares of the Fund and is an affiliate of the Advisor. The Distributor makes a continuous offering of the Fund's shares and bears the costs and expenses of printing and distributing to selected dealers and prospective investors any copies of any prospectuses, statements of additional information and annual and interim reports of the Fund other than to existing shareholders (after such items have been prepared and set in type by the Fund) which are used in connection with the offering of shares, and the costs and expenses of preparing, printing and distributing any other literature used by the Distributor or furnished by it for use by selected dealers in connection with the offering of the shares for sale to the public. All or a part of the expenses borne by the Distributor may be reimbursed pursuant to the Distribution and Shareholder Servicing Plan discussed below.

Distribution and Shareholder Servicing Plan

      The Fund has adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act under which the Fund pays the Distributor an amount which is accrued daily and paid monthly, at an annual rate of up to 0.50% of the average daily net assets of the Fund. Amounts paid under the Plan by the Fund are paid to the Distributor to reimburse it for costs of the services it provides and the expenses it bears in the distribution of the Fund's shares, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to prospective investors; and preparation, printing and distribution of sales literature and advertising materials. Such fee is paid to the Distributor each year only to the extent of such costs and expenses of the Distributor under the Plan actually incurred in that year. In addition, payments to the Distributor under the Plan reimburse the Distributor for payments it makes to selected dealers and administrators which have entered into Service Agreements with the Distributor of periodic fees for services provided to shareholders of the Fund. The services provided by selected dealers pursuant to the Plan are primarily designed to promote the sale of shares of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. The service provided by administrators pursuant to the Plan are designed to provide support services to the Fund and include establishing and maintaining shareholders' accounts and records, processing purchase and redemption transactions, answering routine client inquires regarding the Fund, and providing such other services to the Fund as the Company may reasonably request.

                  SERVICES AVAILABLE TO THE FUND'S SHAREHOLDERS

Retirement Plans

      The minimum initial investment for such plans is $1,000, with minimum subsequent investments of $100. The Fund offers a prototype Individual
Retirement Account ("IRA") plan and information is available from the Distributor or from your securities dealer with respect to Keogh, Section 403(b) and other retirement plans offered. Investors should consult a tax adviser before establishing any retirement plan.

Check-A-Matic Plan

      For the convenience of shareholders, the Fund offers a preauthorized check service under which a check is automatically drawn on the shareholder's personal checking account each month for a predetermined amount (but not less than $250), as if the shareholder had written it himself. Upon receipt of the check, the Fund automatically invests the money in additional shares of the Fund at the current offering price. Applications for this service are available from the Distributor. There is no charge by the Fund for this service. The Distributor may terminate or modify this privilege at any time, and shareholders may terminate their participation by notifying the Transfer Agent in writing.

Systematic Withdrawal Program

      As another convenience, the Fund offers a Systematic Withdrawal Program whereby shareholders may request that a check drawn in a predetermined amount be sent to them each month or calendar quarter. A shareholder's account must have Fund shares with a value of at least $10,000 in order to start a Systematic Withdrawal Program, and the minimum amount that may be withdrawn each month or quarter under the Systematic Withdrawal Program is $100. This Program may be terminated or modified by a shareholder or the Fund at any time without charge or penalty.
      A withdrawal under the Systematic Withdrawal Program involves a redemption of shares, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceed the dividends credited to the shareholder's account, the account ultimately may be depleted.

                  HOW THE FUND'S PER SHARE VALUE IS DETERMINED

      The net asset value of a Fund share is determined once daily as of the close of public trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for trading. Net asset value per share is calculated by dividing the value of the Fund's total assets, less its liabilities, by the number of Fund shares outstanding.

      Portfolio securities are valued using current market values, if available. Securities for which market quotations are not readily available are valued at fair values as determined in good faith by or under the supervision of the Trust's officers in accordance with methods which are specifically authorized by the Board of Trustees. Short-term obligations with remaining maturities of sixty days or less are valued at amortized cost as reflecting fair value.

                             DISTRIBUTIONS AND TAXES

Dividends and Distributions

      Dividends from net investment income are declared and paid at least annually, typically after the end of the Fund's fiscal year (March 31). Any net realized long- term capital gains not previously distributed and any undistributed short-term capital gains earned during the Fund's fiscal year will also be distributed to shareholders following the conclusion of the Fund's fiscal year, with a supplemental distribution on or about December 31 of any additional undistributed capital gains earned during the 12-month period ended October 31.

      Dividends and capital gains distributions (net of any required tax withholding) are automatically reinvested in additional shares of the Fund at the net asset value per share on the reinvestment date unless the shareholder has previously requested in writing to the Transfer Agent that payment be made in cash.

      Any dividend or distribution paid by the Fund has the effect of reducing the net asset value per share on the reinvestment date by the amount of the dividend or distribution. Investors should note that a dividend or distribution paid on shares purchased shortly before such dividend or distribution was declared will be subject to income taxes as discussed below even though the dividend or distribution represents, in substance, a partial return of capital to the shareholder.

Taxes

      The Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Code. As long as the Fund continues to qualify, and as long as the Fund distributes all of its net investment company income and net realized capital gains in accordance with the timing requirements of the Code, the Fund will not be subject to any federal or excise taxes. However, distributions made by the Fund will be taxable to shareholders (other than tax-exempt entities), whether received in shares (through dividend reinvestment ) or in cash. Distributions derived from net investment income and short-term capital gains are taxable to shareholders as ordinary income. A portion of such distributions may qualify for the intercorporate dividends-received deduction. Distributions derived from long-term capital gains are taxable as such regardless of the length of time shares of the Fund have been held.

      Although distributions are generally taxable when received, certain distributions made in January are taxable as if received the prior December. Shareholders will be informed annually of the amount and nature of the Fund's distributions.
      Additional information about taxes is set forth in the Statement of Additional Information. Shareholders should consult their own advisers concerning federal, state and local taxation of distributions from the Fund.

                               GENERAL INFORMATION

The Trust

      The Trust was organized as a Massachusetts business trust on February 17, 1987. The Agreement and Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Board of Trustees may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series. The fiscal year end of the Fund is March 31.

Shareholder Rights

      Shares issued by the Fund have no preemptive, conversion, or subscription rights. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Fund and to the net assets of the Fund upon liquidation or dissolution. The Fund, as a separate series of the Trust, votes separately on matters affecting only the Fund (e.g., approval of the Management Agreement); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Trustees in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust for the purpose of electing or removing Trustees.

Performance Information

      From time to time, the Fund may publish its total return in advertisements and communications to investors. Total return information will include the Fund's average annual compounded rate of return over the most recent four calendar quarters and over the period from the Fund's inception of operations. The Fund may also advertise aggregate and average total return information over different periods of time. The Fund's total return will be based upon the value of the shares acquired through a hypothetical $1,000 investment (at the maximum public offering price) at the beginning of the specified period and the net asset value of such shares at the end of the period, assuming reinvestment of all distributions and after giving effect to the maximum applicable sales charge. Total return figures will reflect all recurring charges against Fund income. Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any prior period should not be considered as a representation of what an investor's total return may be in any future period.

Shareholder Inquiries

      Shareholder inquiries should be directed to the Fund at (800) 388-8512.

                                     Advisor

                         Hodges Capital Management, Inc.
                       2311 Cedar Springs Road, Suite 100
                               Dallas, Texas 75201
                                 (800) 388-8513

                                        o

                                   Distributor

                          First Dalls Securities, Inc.
                       2311 Cedar Springs Road, Suite 100
                               Dallas, Texas 75201

                                        o

                          Custodian and Transfer Agent

                               The Provident Bank
                                 P.O. Box 14967
                           Cincinnati, Ohio 45250-0967
                                 (800) 424-2295

                                        o

                                    Auditors

                              Tait, Weller & Baker
                               2 Penn Center Plaza
                        Philadelphia, Pennsylvania 19102

                                        o

                                  Legal Counsel

                        Heller, Ehrman, White & McAuliffe
                                 333 Bush Street
                         San Francisco, California 94104


                                   HODGES FUND

                                    Designed
                                 for Investors
                                Who Want Growth
                                   of Capital


                                   Prospectus

                                 August 1, 1995